UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) NOVEMBER 1, 2005

                           HEARTSTAT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-50993              20-1680252
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)         Identification No.)

             530 WILSHIRE BLVD, #304 SANTA MONICA, CALIFORNIA 90401
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (310) 451-7400

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2005, the registrant acquired two technologies from Verdant, Inc., a Nevada corporation of which David Curd and David Over are officers and directors. The registrant paid nominal consideration for the technologies, which are referred to as the "Legkow Technology" and the "V003 Technology."

The Legkow Technology refers to a concept to produce a surfactant for use with carbonaceous materials such as crude oil and coal; a concept utilizing surfactants and emulsions in the treatment and processing of crude oil, waste oils and oil slops; and a concept utilizing gaseous emulsions in the removal and reduction of residues and pollution relating to carbonaceous materials. This technology is based on United States Patent No. 5,928,495, granted on July 27, 1999 to Alexander Legkow. Verdant, Inc. acquired an exclusive global license to use the technology for all purposes under an agreement dated October 10, 2005 from Amcotech LLC, a Florida limited liability company. The term of the license is 25 years and is automatically renewed for additional 25-year periods, unless a party delivers notice of non-renewal or the licensor terminates the license due to breach of license agreement. The license agreement requires an annual royalty fee equal to 17.5% of net receipts derived from the process and sale of products resulting from the employment of the technology, after deduction of all payments and expenses relating to such process and sale. To date, no products utilizing this technology have been developed on a commercial basis.

The V003 Technology refers to V003 Paraffin Solvent, which is a biodegradable solvent useful for dissolving paraffin wax deposits in oil wells, production lines, and storage tanks. Verdant, Inc. acquired an exclusive global license to use this technology for all purposes under an agreement dated October 26, 2005 from Synchem Technologies, LLC, a Florida limited liability company. The term of the license is 10 years and is automatically renewed for additional 10-year periods, unless the licensor terminates the license due to breach of license agreement. The license agreement requires a royalty fee equal to 30% of all revenues derived from the deployment of the technology, less all costs incurred during marketing, administration and implementation of the technology and all licensor costs funded by the licensee. To date, no products utilizing this technology have been developed on a commercial basis.


ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

As of November 1, 2005, the registrant agreed to issue to David Curd or his designee(s) 40,000,000 restricted shares of its common stock as full and complete payment of debt in the amount of $240,000. The issuance of the shares will be made pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as David Curd is deemed to be sophisticated financially as to an investment in the registrant. No brokers or finders were involved in the transaction.



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ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

As of November 1, 2005, FutureVest, Inc. sold its convertible promissory note from the registrant to David Curd. As of November 1, 2005, $243,380.77 was owed by the registrant under the note. David Curd negotiated the conversion of the note into 40,000,000 restricted shares of common stock, thereby giving him or his designee(s) ownership as to approximately 58.5% of the issued and outstanding shares.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of December 31, 2005, David James Curd was elected as the Chairman and Chief Executive Officer of the registrant. From 1990 through 1994, Mr. Curd held senior executive positions within two of Europe's largest publicly quoted media groups - Sterling Publications Plc. and Harrington Kilbride Plc. As Group Sales Director of Harrington Kilbride's Consumer Market Division, Mr. Curd was responsible for the launch and development of new media projects. In 1994, Mr. Curd established his own media company, CIP Inc., a U.K. and U.S.-based media company comprising pan-European and US market sports publishing, sponsorship and Internet based components. CIP was successfully sold to a private investor group in 2002. Since April 2002, Mr. Curd has funded and managed projects in the real estate, telecommunications and energy sectors. He is currently principal of Portfolio Capital Group Ltd., a real estate project financing specialist based in Miami Beach, Florida, and a partner with Haac Group LLC, a business development / private equity firm based in Miami Beach, Florida.

As of December 31, 2005, David P Over was elected as the President and a director of the registrant. In 1983, Mr. Over was co-founder of Sellmark Ltd. a pioneering direct marketing company based in the U.K. He successfully developed Sellmark over the following three years prior to the company being purchased by KLP Plc., then Europe's largest direct marketing group. Mr. Over remained as a Director of KLP's Marketing Services Group through 1987. From 1987 through 1995, Mr. Over held the position of Business Development Director with Harrington Kilbride Plc., Europe's leading sports publishing house, where he was responsible for contract procurement and the launching and development of the companies Contract Publishing Division. In 1996, Mr. Over was recruited as Managing Director of CIP Inc., a U.K. and U.S. based media company specializing in sports publishing, sponsorship and Internet marketing. He was responsible for key contract negotiations and procurement and the founding and initial development of that company's Internet marketing division. Since September 2001, Mr. Over has acted as an international business consultant providing funding and development solutions to the media and communications industries within the U.S. and Europe. He is currently a partner with Haac Group LLC, a business development / private equity firm based in Miami Beach, Florida.

Effective December 31, 2005, Garrett K. Krause resigned as CEO and as a director of the registrant.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-K NUMBER                        DOCUMENT

   10.1          Agreement for payment of debt

   10.2          Assignment of Technology for Legkow Technology

   10.3          Assignment of Technology for V003 Technology


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEARTSTAT TECHNOLOGY, INC.


January 12, 2006                      By:  /s/ DAVID JAMES CURD
                                         ---------------------------------------
                                            David James Curd
                                            Chief Executive Officer























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